EXHIBIT *(10.30)

                            PATENT SECURITY AGREEMENT
                             (United States Patents)

         This Patent Security Agreement ("Agreement") is made this 29th day of October, 1999, by IGEN, INC., a Delaware corporation having a mailing address at Wheat Road and Lincoln Avenue, Buena, NJ 08310 ("Grantor") and delivered to FLEET CAPITAL CORPORATION, a Rhode Island corporation having a mailing address at 200 Glastonbury Blvd., Glastonbury, CT 06033 ("Lender").


                                   BACKGROUND

         A. This Agreement is being executed contemporaneously with that certain Loan and Security Agreement of even date herewith between Grantor, IGI, Inc., ImmunoGenetics, Inc. and Blood Cells, Inc. (collectively, "Borrowers") and Lender (as it may hereafter be amended, supplemented or replaced, the "Loan Agreement"), under which, inter alia, Grantor is granting Lender a lien on and security interest in certain assets of Grantor associated with or relating to services or products sold under Borrower's Patent Collateral (as defined herein) as security for the payment and performance of all the Obligations (as defined in the Loan Agreement) of all the Borrowers under the Loan Agreement, and under which Lender is entitled to foreclose or otherwise deal with such assets under the terms and conditions set forth therein. Capitalized terms not defined herein shall have the meanings given to such terms in the Loan Agreement.

         B. Grantor has adopted, used and/or is using (i) the United States Letters Patent and the inventions described and claimed therein set forth on SCHEDULE A hereto (hereinafter referred to collectively as the "Schedule A Patents") and (ii) the applications for Letters Patent and the inventions described and claimed therein set forth on SCHEDULE A hereto and any United States Letters Patent which may be issued upon any of said applications (hereinafter referred to collectively as the "Applications"). In conjunction with the Patents and Applications, Grantor may use or adopt any reissues, extensions, divisions or continuations of the Patents or Applications (such reissues, extension, divisions and continuations being herein referred to collectively as the "Reissued Patents"); and may be entitled to all future royalties or other fees paid or payments made to Grantor in respect of the Patents (hereinafter referred to collectively as the "Royalties"). Furthermore, Grantor has the right under a certain license agreement dated December 13, 1995 between Grantor and Micro-Pak, Inc. ("License Agreement") to use certain patents, inventions and applications therefore described and claimed therein set forth on SCHEDULE B hereto (hereinafter referred to as the "Schedule B Patents," and together with the Schedule A Patents shall be referred to as the Patents) owned by Micro-Pak, Inc. The Schedule A Patents, Applications and the Reissued Patents, the Royalties, and the Grantor's rights under the License Agreement, including the right to use the Schedule B Patents, are herein referred to collectively as the "Patent Rights").

         C. Pursuant to the Loan Agreement, Lender is acquiring a lien on, security interest in and a license to use (which license is conditioned upon the occurrence and continuance of an Event of Default) the Patent Collateral (as defined herein) and the registration thereof, as security for all of the Obligations under the Loan Agreement, and Lender desires to have its security interest in such Patent Collateral confirmed by a document identifying same and in such form that it may be recorded in the United States Patent and Trademark Office.

         NOW THEREFORE, with the foregoing Background hereinafter deemed incorporated by reference and made a part hereof, and in consideration of the premises and mutual promises herein contained, the parties hereto, intending to be legally bound hereby, covenant and agree as follows:

         1. In consideration of and pursuant to the terms of the Loan Agreement, and for other good, valuable and sufficient consideration, the receipt of which is hereby acknowledged, and to secure the payment and performance of all the Obligations of all Borrowers under the Loan Agreement, Grantor grants to Lender a lien on and security interest in all of the Patent Rights and all proceeds thereof and all Grantor's right, title, interest, claims and demands that Grantor has or may have in profits and damages for past and future infringements of the Patent Rights (such rights, interest, claims and demand being herein called the "Claims") (the Patent Rights and Claims are collectively referred to as the "Patent Collateral").

         2. Grantor hereby covenants and agrees to maintain the Patent Collateral in full force and effect until all of the Obligations are satisfied in full, subject to the provisions of paragraph 12 below.

         3. Grantor represents, warrants and covenants to Lender that:

            (a) The Patent Collateral is subsisting and has not been adjudged invalid or unenforceable;

            (b) All of the Patent Rights are subsisting, and, to the best of Grantor's knowledge, valid and enforceable;

            (c) Grantor is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to the Patent Collateral (excepting the Schedule B Patents, but including the Grantor's rights under the License Agreement). Except for Liens permitted under Section 8.2.5 of the Loan Agreement, all of the Patent Collateral (excepting the Schedule B Patents, but including the Grantor's rights under the License Agreement) is free and clear of any liens, charges and encumbrances including, without limitation, pledges, assignments, options, and covenants by Grantor not to sue third persons. Notwithstanding any of the foregoing, Grantor currently has and in the future may grant licenses to third parties, subject to the provisions of paragraph 12 below;

            (d) Except for Liens permitted under Section 8.2.5 of the Loan Agreement, the Grantor's rights under the License Agreement, including the right to use the Schedule B Patents, are free and clear of any liens, claims, charges and encumbrances, including, without limitation, pledges, assignments, options, and covenants by Grantor not to sue third persons;

            (e) Grantor has no notice of any suits or actions commenced or threatened against it, or notice of claims asserted or threatened against it, with reference to the Patent Collateral, other than the current opposition proceeding in Europe concerning European Patent Number 352 282 - Paucilamellar Lipid Vesicles (one of the Schedule B Patents);


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
            (f) Grantor has the unqualified right, power and authority to enter into this Agreement and perform its terms; and

            (g) Grantor has complied with, and will continue for the duration of this Agreement to comply with the requirements set forth in 35 U.S.C. Section 1 et seq., and any other applicable statutes, rules and regulations in connection with its use of the Patent Collateral except where failure to comply would not have a material adverse effect on Grantor or its Property.

         4. Grantor further covenants that:

            (a) Until all of the Obligations have been satisfied in full, Grantor will not enter into any agreement which is inconsistent with Grantor's obligations under this Agreement, Grantor's obligations under the Loan Agreement or which may restrict or impair Lender's rights or priorities hereunder.

            (b) If Grantor acquires rights to any new owned Patent Collateral, the provisions of this Agreement shall automatically apply thereto and such Patent Collateral shall be deemed part of the Patent Collateral. Grantor shall give Lender prompt written notice thereof along with an amended SCHEDULE "A." Furthermore, if Grantor acquires rights as a licensee to any new patents, the provisions of this Agreement shall automatically apply thereto and such patent shall be deemed part of the Schedule B Patents, and any license agreement pursuant to which Grantor acquires such rights shall be deemed to be included in the definition of "License Agreement." Grantor shall give Lender written notice promptly upon its first use thereof along with an amended SCHEDULE "B".

         5. So long as this Agreement is in effect and so long as Grantor has not received notice from Lender that an Event of Default has occurred and is continuing under the Loan Agreement and that Lender has elected to exercise its rights hereunder (i) Grantor shall continue to have the right to use the Patent Collateral; and (ii) Lender shall have no right to use the Patent Collateral or issue any exclusive or non-exclusive license with respect thereto, or assign, pledge or otherwise transfer title in the Patent Collateral to anyone else.

         6. Grantor agrees not to sell, grant any option, assign or further encumber its rights and interest in the Patent Collateral to any entity or person other than Grantor without the prior written consent of Lender or as may be expressly permitted under the Loan Agreement. Notwithstanding the foregoing, and providing that no Default or Event of Default has occurred and is outstanding, Grantor shall be entitled to license any Patents in exchange for fair market consideration in the exercise of its reasonable business judgment.

         7. Anything herein contained to the contrary notwithstanding, if and while Grantor shall be in default hereunder or an Event of Default exists under the Loan Agreement, Grantor hereby covenants and agrees that Lender, as the holder of a security interest under the Uniform Commercial Code, as now or hereafter in effect in the State whose law governs the interpretation of the Loan Documents, may take such action permitted under the Loan Documents, hereunder or under any law,


                                       3-
in its exclusive discretion, to foreclose upon the Patent Collateral covered hereby. For such purposes, Grantor hereby authorizes and empowers Lender, its successors and assigns to make, constitute and appoint any officer or agent of Lender as Lender may select, in its exclusive discretion, as Grantor's true and lawful attorney-in-fact, with the power to endorse Grantor's name on all applications, documents, papers and instruments necessary for Lender to use the Patent Collateral or to grant or issue any exclusive or non-exclusive license under the Patent Collateral to anyone else, or necessary for Lender to assign, pledge, convey or otherwise transfer title in or dispose of the Patent Collateral to anyone else including, without limitation, the power to execute a Patent Collateral assignment in the form attached hereto as EXHIBIT I. Grantor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof, except for the gross negligence or willful misconduct of such attorney. This power of attorney shall be irrevocable for the life of this Agreement, the Loan Documents, and until all of the Obligations of all of the Borrowers are indefeasibly paid and satisfied in full and the Loan Agreement is terminated.

         8. This Agreement shall be subject to the terms, provisions, and conditions set forth in the Loan Agreement and may not be modified without the written consent of the party against whom enforcement is being sought.

         9. All rights and remedies herein granted to Lender shall be in addition to any rights and remedies granted to Lender under the Loan Documents. In the event of an inconsistency between this Agreement and Loan Agreement, the language of this Agreement shall control.

         10. Upon Borrowers performance of all of the Obligations under the Loan Documents and full and unconditional satisfaction of all of the Borrowers' Obligations, Lender shall execute and deliver to Grantor all documents reasonably necessary to terminate Lender's security interest in the Patent Collateral.

         11. Any and all reasonable fees, costs and expenses, of whatever kind or nature, including the reasonable attorneys' fees and legal expenses incurred by Lender in connection with the preparation of this Agreement and all other documents relating hereto and the consummation of this transaction, the filing or recording of any documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, reasonable counsel fees, maintenance fees, encumbrances or costs otherwise incurred in protecting, maintaining, preserving the Patent Collateral, or in defending or prosecuting any actions or proceedings arising out of or related to the Patent Collateral, in each case in accordance with the terms of this Agreement, shall be borne and paid by Grantor on demand by Lender and until so paid shall be added to the principal amount of the Obligations to Lender and shall bear interest at the highest rate applicable to Revolving Credit Loans from time to time under the Loan Agreement.

         12. Subject to the terms of the Loan Agreement, Grantor shall have the duty to prosecute diligently any application with respect to the Patent Collateral (other than the Schedule B Patents or


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
any applications or inventions relating thereto) pending as of the date of this Agreement or thereafter, until Borrowers' Obligations shall have been satisfied in full, to preserve and maintain all rights in the Patent Collateral (other than the Schedule B Patents or any applications or inventions relating thereto), and upon reasonable request of Lender, Grantor shall make federal application regarding Patent Collateral (other than the Schedule B Patents or any applications or inventions relating thereto) belonging to Grantor and licensed to Grantor. To the extent that Grantor has the duty or right to make any patent applications under the License Agreement, Grantor shall have the same duties with respect to the Schedule B Patents as stated in the previous sentence. Any reasonable expenses incurred in connection with such applications shall be borne exclusively by Grantor. Grantor shall not abandon any Patent Collateral without the prior written consent of the Lender, which consent shall not be unreasonably withheld.

         13. Grantor shall have the right to bring suit in its own name to enforce the Patent Collateral, in which event Lender may, if Grantor reasonably deems it necessary, be joined as a nominal party to such suit if Lender shall have been satisfied, in its sole discretion, that it is not thereby incurring any risk of liability because of such joinder. Grantor shall promptly, upon demand, reimburse and indemnify Lender for all damages, costs and expenses, including reasonable attorneys' fees and costs, incurred by Lender in the fulfillment of the provisions of this paragraph.

         14. Upon the occurrence of an Event of Default under the Loan Agreement or hereunder, Lender may, without any obligation to do so, complete any obligation of Grantor hereunder, in Grantor's name or in Lender's name, but at the expense of Grantor, and Grantor hereby agrees to reimburse Lender in full for all expenses, including, without limitation, all reasonable attorneys' fees incurred by Lender in protecting, defending and maintaining the Patent Collateral.

         15. No course of dealing between Grantor and Lender, nor any failure to exercise, nor any delay in exercising, on the part of Lender, any right, power or privilege hereunder, shall operate as a waiver thereof, and all of Lender's rights and remedies with respect to the Patent Collateral, whether established hereby or by the Loan Documents, or by any other future agreements between Grantor and Lender or by law, shall be cumulative and may be exercised singularly or concurrently.

         16. The provisions of this Agreement are severable and the invalidity or unenforceability of any provision herein shall not affect the remaining provisions which shall continue unimpaired and in full force and effect.

         17. This Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties.

         18. This Agreement shall be governed by and construed in conformity with the laws of the State of Pennsylvania, without regard to its otherwise applicable principles of conflicts of laws.


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
         19. GRANTOR AND LENDER EACH WAIVES ANY AND ALL RIGHTS EITHER MAY HAVE TO A JURY TRIAL ARISING IN CONNECTION WITH ANY PROCEEDING OR CONTROVERSY RELATING TO THIS AGREEMENT OR ANY OTHER AGREEMENT BETWEEN GRANTOR AND LENDER.

                  [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]


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
         IN WITNESS WHEREOF, the parties hereto have executed this Patent Security Agreement, under seal, the day and year first above written.



                                IGEN, INC.



                              By:  /s/ Robert E. McDaniel
                                   ___________________________________________

                              Name:  Robert E. McDaniel
                                     ______________________________________

                              Title: Secretary
                                     ______________________________________

                            CORPORATE ACKNOWLEDGMENT


UNITED STATES OF AMERICA   :
STATE OF                   :        SS
COUNTY OF                  :



         On this 29th of October, 1999, before me personally appeared ___________________, to me known and being duly sworn, deposes and says that s/he is ________________________of IGEN, INC.; that s/he signed the Agreement thereto as such officer pursuant to the authority vested in him by law; that the within Agreement is the voluntary act of such corporation; and s/he desires the same to be recorded as such.






                                        --------------------------------
                                        Notary Public

                                        My Commission Expires:


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
                                   SCHEDULE A

Patent                   Registration No.          Country           Filing Date
------                   ----------------          -------           -----------

                                    EXHIBIT I

                                PATENT ASSIGNMENT

         WHEREAS, IGEN, INC., a Delaware corporation ("Grantor") is the registered owner of: (i) the United States Letters Patent and the inventions described and claimed therein set forth on Schedule A hereto (hereinafter referred to collectively as the "Patents"); (ii) the applications for Letters Patent and the inventions described and claimed therein set forth on Schedule A hereto and any United States Letters Patent which may be issued upon any of said applications (hereinafter referred to collectively as the "Applications"), which are registered with the United States Patent and Trademark Office.

         WHEREAS, in conjunction with the Patents and Applications, Grantor may use or adopt any reissues, extensions, divisions or continuations of the Patents or Applications (such reissues, extension, divisions and continuations being herein referred to collectively as the "Reissued Patents"); may be entitled to all future royalties or other fees paid or payments made to Grantor in respect of the Patents (hereinafter referred to collectively as the "Royalties"), (the Patents, Applications and the Reissued Patents and the Royalties being herein referred to collectively as the "Patent Rights") and may be entitled to profits and damages for past and future infringements of the Patent Rights (such rights, interest, claims and demand being herein called the "Claims") (the Patent Rights and Claims are collectively referred to as the "Patent Collateral"). .

         WHEREAS, ______________________ ("Grantee") having a place of business at ___________________________________ is desirous of acquiring said Patent
Collateral;

         NOW THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound hereby, Grantor, its successors and assigns, does hereby transfer, assign and set over unto Grantee, its successors, transferees and assigns, all of its present and future right, title and interest in and to the Patent Collateral and all proceeds thereof and all goodwill associated therewith. No rights or duties of any kind are intended to be granted or conferred upon Grantee unless and until this Patent Assignment is recorded with the United States Patent and Trademark Office.

         IN WITNESS WHEREOF, the undersigned has caused this Patent Assignment to be executed as of the 29th day of October, 1999.


                                      IGEN, INC.


                                      By: _________________________________
                                               As Attorney-in-fact

STATE OF            :
                    :  S.S.
COUNTY OF           :


         On this 29th day of October, 1999, before me, a Notary Public for the said County and State, personally appeared known to me or satisfactorily proven to me to be attorney-in-fact on behalf of IGEN, INC. ("Grantor") and s/he acknowledged to me that s/he executed the foregoing Patent Assignment on behalf of Grantor, and as the act and deed of Grantor for the purposes therein contained.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.





                                     -----------------------------
                                             Notary Public



My Commission Expires:


-----------------------------

                                POWER OF ATTORNEY

         IGEN, INC., a New Jersey corporation, ("Grantor"), hereby authorizes FLEET CAPITAL CORPORATION its successors and assigns, and any officer or agent thereof (collectively, "Lender") as Grantor's true and lawful attorney-in-fact, with the power to endorse Grantor's name on all applications, assignments, documents, papers and instruments necessary for Lender to enforce and effectuate its rights under a certain Patent Security Agreement (United States Patents) between Grantor and Lender dated the date hereof (as it may hereafter be supplemented, restated, superseded, amended or replaced, the "Patent Agreement"), including, without limitation, the power to use the Patent Collateral (as defined in the Patent Agreement), to grant or issue any exclusive or nonexclusive license under the Patent Collateral to anyone else, or to assign, pledge, convey or otherwise transfer title in or dispose of the Patent Collateral.

         This Power of Attorney is given and any action taken pursuant hereto is intended to be so given or taken pursuant to a certain Loan and Security agreement bearing even date herewith between Grantor and Lender as it may be hereinafter supplemented, restated, superseded, amended or replaced.

         Grantor hereby unconditionally ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof.

         This Power of Attorney shall be irrevocable for the life of the Patent Agreement.

         IN WITNESS WHEREOF, the Grantor has executed this Power of Attorney, under seal, this 29th day of October, 1999.


                                    IGEN, INC.


                              By:  /s/ Robert E. McDaniel
                                   ___________________________________________
                              Name:  Robert E. McDaniel
                              Title: Secretary

                            CORPORATE ACKNOWLEDGMENT


UNITED STATES OF AMERICA   :
STATE OF                   :        SS
COUNTY OF                  :


         On this 29th of October, 1999 personally appeared ____________________, to me known and being duly sworn, deposes and says that s/he is ______________of IGEN, INC., the Grantor corporation described in the foregoing Power of Attorney; that s/he signed the Power of Attorney as such officer pursuant to the authority vested in her/him by law; that the within Power of Attorney is the voluntary act of such corporation; and s/he desires the same to be recorded as such.





                                     -------------------------
                                     Notary Public

                                     My Commission Expires: